UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2011

Semi-Annual

Repor t

Legg Mason

Batterymarch

U.S. Large Cap

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch U.S. Large Cap Equity Fund for the six-month reporting period ended May 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the six months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary (cont’d)

at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. These setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of expiring securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the reporting period. The market got off to a strong start in December as investor sentiment was buoyed by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	V

Despite geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, as the Index gained 0.04% and 2.96%, respectively. However, the market took a step backward in May given concerns for the economy and future corporate profits. All told, the Index returned 15.03% over the reporting period.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended May 31, 2011, with the Russell Midcap Indexvi, the small-cap Russell 2000 Indexvii and the large-cap Russell 1000 Indexviii gaining 18.03%, 17.34% and 15.49%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 14.77% and 16.55%, respectively.

Performance review

For the six months ended May 31, 2011, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund returned 14.29%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 15.49% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 13.95% for the same period.

Performance Snapshot as of May 31, 2011 (unaudited)
6 months
Legg Mason Batterymarch U.S. Large Cap Equity Fund:
Class IS	14.29%
Class FI	14.22%
Class I	14.43%
Russell 1000 Index	15.49%
Lipper Large-Cap Core Funds Category Average	13.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fees forgone and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2011, the gross total annual operating expense ratios for Class IS, Class FI and Class I shares were 0.80%, 1.30% and 1.16%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,098 funds in the Fund’s Lipper category.

VI	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class IS shares, 1.05% for Class FI shares and 0.80% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

June 24, 2011

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in real estate investment trusts (“REITs”) expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and November 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2010 and held for the six months ended May 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	14.29%	$1,000.00	$1,142.90	0.80%	$4.27	Class IS	5.00%	$1,000.00	$1,020.94	0.80%	$4.03
Class FI	14.22	1,000.00	1,142.20	1.05	5.61	Class FI	5.00	1,000.00	1,019.70	1.05	5.29
Class I	14.43	1,000.00	1,144.30	0.80	4.28	Class I	5.00	1,000.00	1,020.94	0.80	4.03

[1]	For the six months ended May 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 8.8%
Automobiles — 0.6%
Ford Motor Co.	229,600	$3,425,632	*
Diversified Consumer Services — 0.3%
Sotheby’s Holdings Inc.	38,900	1,655,584
Hotels, Restaurants & Leisure — 0.2%
Royal Caribbean Cruises Ltd.	25,238	984,282	*
Household Durables — 0.3%
Whirlpool Corp.	19,900	1,667,620
Media — 2.8%
Comcast Corp., Class A Shares	208,390	5,259,764
DIRECTV, Class A Shares	50,000	2,513,000	*
News Corp., Class A Shares	126,699	2,323,660
Time Warner Cable Inc.	22,460	1,734,361
Time Warner Inc.	31,046	1,131,006
Viacom Inc., Class B Shares	43,000	2,167,630
Walt Disney Co.	29,866	1,243,321
Total Media		16,372,742
Multiline Retail — 0.7%
Big Lots Inc.	26,400	882,024	*
Target Corp.	69,900	3,462,147
Total Multiline Retail		4,344,171
Specialty Retail — 3.2%
Advance Auto Parts Inc.	29,200	1,813,320
Aeropostale Inc.	44,800	846,720	*
AutoZone Inc.	8,400	2,469,600	*
Home Depot Inc.	62,600	2,271,128
PETsMART Inc.	48,839	2,212,407
Ross Stores Inc.	51,970	4,259,461
TJX Cos. Inc.	71,680	3,800,473
Williams-Sonoma Inc.	27,500	1,076,625
Total Specialty Retail		18,749,734
Textiles, Apparel & Luxury Goods — 0.7%
V.F. Corp.	23,000	2,292,410
Warnaco Group Inc.	31,840	1,755,976	*
Total Textiles, Apparel & Luxury Goods		4,048,386
Total Consumer Discretionary		51,248,151

See Notes to Financial Statements.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Staples — 9.6%
Beverages — 1.6%
Coca-Cola Co.	60,200	$4,021,962
Coca-Cola Enterprises Inc.	65,660	1,896,918
Constellation Brands Inc., Class A Shares	53,800	1,181,448	*
Dr. Pepper Snapple Group Inc.	56,400	2,323,680
Total Beverages		9,424,008
Food & Staples Retailing — 2.7%
CVS Caremark Corp.	86,400	3,342,816
Kroger Co.	71,400	1,772,148
Wal-Mart Stores Inc.	69,490	3,837,238
Walgreen Co.	68,500	2,988,655
Whole Foods Market Inc.	65,790	4,023,716
Total Food & Staples Retailing		15,964,573
Food Products — 2.3%
Archer-Daniels-Midland Co.	35,200	1,140,832
ConAgra Foods Inc.	73,600	1,871,648
Corn Products International Inc.	47,137	2,674,082
Hershey Co.	30,200	1,683,046
Hormel Foods Corp.	58,800	1,724,604
Sara Lee Corp.	100,160	1,958,128
Tyson Foods Inc., Class A Shares	122,000	2,320,440
Total Food Products		13,372,780
Household Products — 2.2%
Colgate-Palmolive Co.	39,900	3,492,447
Procter & Gamble Co.	134,720	9,026,240
Total Household Products		12,518,687
Tobacco — 0.8%
Lorillard Inc.	22,800	2,628,384
Philip Morris International Inc.	27,760	1,991,780
Total Tobacco		4,620,164
Total Consumer Staples		55,900,212
Energy — 12.0%
Energy Equipment & Services — 1.9%
Baker Hughes Inc.	37,100	2,742,803
Nabors Industries Ltd.	54,800	1,528,372	*
Oil States International Inc.	74,230	5,867,882	*
SEACOR Holdings Inc.	10,700	1,066,469
Total Energy Equipment & Services		11,205,526

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	5

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 10.1%
Arch Coal Inc.	80,200	$2,397,178
Chevron Corp.	117,340	12,310,139
ConocoPhillips	96,400	7,058,408
Exxon Mobil Corp.	240,785	20,098,324
Hess Corp.	14,700	1,161,741
Marathon Oil Corp.	60,200	3,261,034
Occidental Petroleum Corp.	23,000	2,480,550
Tesoro Corp.	84,000	2,049,600	*
Valero Energy Corp.	179,800	4,944,500
Walter Industries Inc.	23,440	2,919,452
Total Oil, Gas & Consumable Fuels		58,680,926
Total Energy		69,886,452
Financials — 13.0%
Capital Markets — 0.8%
Goldman Sachs Group Inc.	7,045	991,443
Raymond James Financial Inc.	46,400	1,658,336
Waddell & Reed Financial Inc., Class A Shares	53,900	2,080,540
Total Capital Markets		4,730,319
Commercial Banks — 3.7%
Bank of Hawaii Corp.	30,200	1,431,480
BOK Financial Corp.	21,800	1,155,618
Huntington Bancshares Inc.	220,560	1,455,696
KeyCorp	209,700	1,776,159
PNC Financial Services Group Inc.	69,200	4,319,464
Regions Financial Corp.	344,260	2,430,475
U.S. Bancorp	139,200	3,563,520
Wells Fargo & Co.	185,540	5,263,770
Total Commercial Banks		21,396,182
Consumer Finance — 0.6%
Discover Financial Services	142,700	3,401,968
Diversified Financial Services — 3.1%
Bank of America Corp.	279,620	3,285,535
Citigroup Inc.	44,430	1,828,295
JPMorgan Chase & Co.	201,955	8,732,534
Nasdaq OMX Group Inc.	81,000	2,067,120	*
Principal Financial Group Inc.	70,250	2,196,717
Total Diversified Financial Services		18,110,201

See Notes to Financial Statements.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Insurance — 3.9%
ACE Ltd.	39,500	$2,718,390
AFLAC Inc.	50,850	2,430,122
Assurant Inc.	114,280	4,227,217
Berkshire Hathaway Inc., Class B Shares	55,700	4,404,199	*
Hartford Financial Services Group Inc.	63,900	1,702,935
Progressive Corp.	91,500	1,980,975
Reinsurance Group of America Inc.	31,500	2,001,195
Travelers Cos. Inc.	46,960	2,915,277
Total Insurance		22,380,310
Real Estate Investment Trusts (REITs) — 0.9%
Apartment Investment and Management Co., Class A Shares	87,650	2,342,885
Host Hotels & Resorts Inc.	165,500	2,909,490
Total Real Estate Investment Trusts (REITs)		5,252,375
Total Financials		75,271,355
Health Care — 12.8%
Biotechnology — 0.7%
Amgen Inc.	65,230	3,949,024	*
Health Care Equipment & Supplies — 1.5%
Baxter International Inc.	57,800	3,440,256
Medtronic Inc.	95,300	3,878,710
Sirona Dental Systems Inc.	28,900	1,562,334	*
Total Health Care Equipment & Supplies		8,881,300
Health Care Providers & Services — 4.2%
Aetna Inc.	74,748	3,264,993
Cardinal Health Inc.	83,280	3,782,578
CIGNA Corp.	54,600	2,723,994
Health Net Inc.	54,800	1,758,532	*
Humana Inc.	47,600	3,833,228	*
Medco Health Solutions Inc.	51,540	3,085,184	*
UnitedHealth Group Inc.	115,440	5,650,788
Total Health Care Providers & Services		24,099,297
Pharmaceuticals — 6.4%
Abbott Laboratories	114,700	5,993,075
Bristol-Myers Squibb Co.	129,700	3,730,172
Eli Lilly & Co.	99,280	3,820,294
Endo Pharmaceuticals Holdings Inc.	109,930	4,576,386	*
Forest Laboratories Inc.	50,100	1,804,602	*
Johnson & Johnson	67,580	4,547,458

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	7

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	189,494	$6,963,905
Pfizer Inc.	260,741	5,592,894
Total Pharmaceuticals		37,028,786
Total Health Care		73,958,407
Industrials — 12.7%
Aerospace & Defense — 1.8%
General Dynamics Corp.	29,830	2,213,983
Honeywell International Inc.	23,730	1,413,121
Lockheed Martin Corp.	22,710	1,769,109
Northrop Grumman Corp.	43,800	2,859,702
Raytheon Co.	39,790	2,004,620
Total Aerospace & Defense		10,260,535
Air Freight & Logistics — 0.9%
Ryder System Inc.	47,500	2,612,500
United Parcel Service Inc., Class B Shares	39,160	2,877,869
Total Air Freight & Logistics		5,490,369
Commercial Services & Supplies — 0.3%
R.R. Donnelley & Sons Co.	97,560	2,081,930
Industrial Conglomerates — 4.3%
3M Co.	36,850	3,477,903
General Electric Co.	460,520	9,044,613
McDermott International Inc.	102,700	2,179,294	*
Textron Inc.	120,860	2,765,277
Tyco International Ltd.	41,699	2,057,845
United Technologies Corp.	59,300	5,204,761
Total Industrial Conglomerates		24,729,693
Machinery — 4.2%
AGCO Corp.	53,700	2,774,679	*
Caterpillar Inc.	44,600	4,718,680
Cummins Inc.	16,200	1,704,888
Deere & Co.	24,800	2,134,784
Eaton Corp.	48,800	2,521,496
Parker Hannifin Corp.	32,400	2,878,740
SPX Corp.	22,000	1,824,020
Terex Corp.	33,400	990,310	*
Timken Co.	46,200	2,384,844
Trinity Industries Inc.	31,900	1,097,041
Valmont Industries Inc.	11,200	1,122,464
Total Machinery		24,151,946

See Notes to Financial Statements.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Professional Services — 0.2%
Manpower Inc.	18,600	$1,137,018
Road & Rail — 0.7%
CSX Corp.	30,100	2,386,930
J.B. Hunt Transport Services Inc.	38,700	1,774,395
Total Road & Rail		4,161,325
Trading Companies & Distributors — 0.3%
United Rentals Inc.	56,100	1,533,774	*
Total Industrials		73,546,590
Information Technology — 19.6%
Communications Equipment — 1.8%
Cisco Systems Inc.	397,420	6,676,656
QUALCOMM Inc.	48,490	2,841,029
Research In Motion Ltd.	23,200	994,120	*
Total Communications Equipment		10,511,805
Computers & Peripherals — 4.6%
Apple Inc.	45,820	15,937,570	*
Dell Inc.	221,600	3,563,328	*
Hewlett-Packard Co.	160,670	6,005,845
QLogic Corp.	65,300	1,056,554	*
Total Computers & Peripherals		26,563,297
Electronic Equipment, Instruments & Components — 1.0%
Avnet Inc.	52,000	1,882,400	*
Corning Inc.	125,200	2,522,780
Tech Data Corp.	33,500	1,586,895	*
Total Electronic Equipment, Instruments & Components		5,992,075
Internet Software & Services — 1.3%
Google Inc., Class A Shares	14,700	7,776,594	*
IT Services — 3.4%
Accenture PLC, Class A Shares	29,582	1,697,711
CACI International Inc., Class A Shares	19,500	1,244,685	*
International Business Machines Corp.	71,320	12,048,088
Lender Processing Services Inc.	54,000	1,435,320
Visa Inc., Class A Shares	40,950	3,319,407
Total IT Services		19,745,211
Semiconductors & Semiconductor Equipment — 2.6%
Applied Materials Inc.	151,600	2,089,048
Intel Corp.	422,000	9,499,220
LSI Corp.	282,680	2,117,273	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	9

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Micron Technology Inc.	107,800	$1,099,560	*
Total Semiconductors & Semiconductor Equipment		14,805,101
Software — 4.9%
Adobe Systems Inc.	57,700	1,998,151	*
CA Inc.	72,400	1,694,160
Microsoft Corp.	501,750	12,548,768
Oracle Corp.	228,810	7,829,878
Symantec Corp.	119,500	2,336,225	*
VMware Inc., Class A Shares	20,500	1,995,060	*
Total Software		28,402,242
Total Information Technology		113,796,325
Materials — 4.7%
Chemicals — 2.0%
CF Industries Holdings Inc.	13,680	2,103,710
Dow Chemical Co.	62,400	2,254,512
E.I. du Pont de Nemours & Co.	80,180	4,273,594
PPG Industries Inc.	34,800	3,086,760
Total Chemicals		11,718,576
Containers & Packaging — 0.3%
Bemis Co. Inc.	55,200	1,828,224
Metals & Mining — 1.2%
Cliffs Natural Resources Inc.	22,581	2,048,097
Freeport-McMoRan Copper & Gold Inc.	49,400	2,551,016
Yamana Gold Inc.	190,190	2,443,941
Total Metals & Mining		7,043,054
Paper & Forest Products — 1.2%
Domtar Corp.	21,900	2,244,312
International Paper Co.	58,100	1,813,882
MeadWestvaco Corp.	78,040	2,654,921
Total Paper & Forest Products		6,713,115
Total Materials		27,302,969
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 3.1%
AT&T Inc.	359,960	11,360,337
Verizon Communications Inc.	179,760	6,638,537
Total Diversified Telecommunication Services		17,998,874
Wireless Telecommunication Services — 0.2%
MetroPCS Communications Inc.	68,300	1,222,570	*
Total Telecommunication Services		19,221,444

See Notes to Financial Statements.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security			Shares	Value
Utilities — 3.0%
Electric Utilities — 1.4%
Exelon Corp.			73,570	$3,078,905
Northeast Utilities			50,700	1,786,668
Pepco Holdings Inc.			61,900	1,236,143
Pinnacle West Capital Corp.			40,790	1,846,155
Total Electric Utilities				7,947,871
Multi-Utilities — 1.6%
Alliant Energy Corp.			74,000	3,043,620
Integrys Energy Group Inc.			47,000	2,459,980
NiSource Inc.			121,200	2,460,360
TECO Energy Inc.			70,180	1,347,456
Total Multi-Utilities				9,311,416
Total Utilities				17,259,287
Total Investments before Short-Term Investments (Cost — $501,164,827)				577,391,192

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. repurchase agreement dated 5/31/11; Proceeds at maturity — $4,627,001; (Fully collateralized by U.S. Treasury Notes, 1.000% due 4/30/12; Market Value — $4,722,110) (Cost — $4,627,000)	0.010%	6/1/11	$4,627,000	4,627,000
Total Investments — 100.3% (Cost — $505,791,827#)				582,018,192
Liabilities in Excess of Other Assets — (0.3)%				(1,491,532)
Total Net Assets — 100.0%				$580,526,660

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

May 31, 2011

Assets:
Investments, at value (Cost — $505,791,827)	$582,018,192
Cash	106,094
Dividends and interest receivable	1,367,420
Receivable for Fund shares sold	153,504
Prepaid expenses	29,451
Total Assets	583,674,661

Liabilities:
Payable for securities purchased	2,494,409
Investment management fee payable	365,853
Payable for Fund shares repurchased	190,111
Trustees’ fees payable	508
Service fees payable	208
Accrued expenses	96,912
Total Liabilities	3,148,001
Total Net Assets	$580,526,660

Net Assets:
Par value (Note 7)	$517
Paid-in capital in excess of par value	524,879,218
Undistributed net investment income	2,200,371
Accumulated net realized loss on investments	(22,779,811)
Net unrealized appreciation on investments	76,226,365
Total Net Assets	$580,526,660

Shares Outstanding:
ClassIS	51,601,539
ClassFI	87,256
ClassI	4,319

Net Asset Value:
ClassIS (and redemption price)	$11.23
ClassFI (and redemption price)	$11.23
ClassI (and redemption price)	$11.21

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2011

Investment Income:
Dividends	$5,541,324
Interest	217
Less: Foreign taxes withheld	(4,435)
Total Investment Income	5,537,106

Expenses:
Investment management fee (Note 2)	2,132,593
Legal fees	29,534
Trustees’ fees	24,515
Registration fees	23,047
Shareholder reports	21,205
Fund accounting fees	21,177
Audit and tax	17,666
Insurance	5,837
Transfer agent fees (Note 5)	5,247
Custody fees	3,052
Service fees (Notes 2 and 5)	1,185
Miscellaneous expenses	3,963
Total Expenses	2,289,021
Less: Fees forgone and/or expense reimbursements (Notes 2 and 5)	(13,070)
Net Expenses	2,275,951
Net Investment Income	3,261,155

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	38,729,811
Change in Net Unrealized Appreciation (Depreciation) from Investments	32,933,388
Net Gain on Investments	71,663,199
Increase in Net Assets from Operations	$74,924,354

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended May 31, 2011 (unaudited) and the Year Ended November 30, 2010	2011	2010

Operations:
Net investment income	$3,261,155	$6,624,327
Net realized gain	38,729,811	27,021,819
Change in net unrealized appreciation (depreciation)	32,933,388	19,958,093
Increase in Net Assets From Operations	74,924,354	53,604,239

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,000,008)	(5,500,039)
Decrease in Net Assets From Distributions to Shareholders	(7,000,008)	(5,500,039)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,632,597	81,987,780
Reinvestment of distributions	7,000,008	5,499,377
Cost of shares repurchased	(47,511,149)	(111,323,151)
Decrease in Net Assets From Fund Share Transactions	(15,878,544)	(23,835,994)
Increase in Net Assets	52,045,802	24,268,206

Net Assets:
Beginning of period	528,480,858	504,212,652
End of period*	$580,526,660	$528,480,858
* Includes undistributed net investment income of:	$2,200,371	$5,939,224

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2011[2]	2010	2009	2008[3]

Net asset value, beginning of period	$ 9.95	$ 9.06	$ 7.51	$ 11.40

Income (loss) from operations:
Net investment income	0.06	0.12	0.11	0.08
Net realized and unrealized gain (loss)	1.35	0.87	1.50	(3.97)
Total income (loss) from operations	1.41	0.99	1.61	(3.89)

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.13)	(0.10)	(0.06)	—

Net asset value, end of period	$11.23	$9.95	$9.06	$7.51
Total return[4]	14.29%	10.99%	21.56%	(34.12)%

Net assets, end of period (000s)	$579,499	$527,612	$503,796	$399,753

Ratios to average net assets:
Gross expenses	0.80%[5]	0.80%	0.80%	0.87%[5]
Net expenses[6,7]	0.80 [5]	0.79	0.80	0.80 [5]
Net investment income	1.15 [5]	1.28	1.39	1.62 [5]

Portfolio turnover rate	40%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period April 30, 2008 (inception) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2011[2]	2010	2009	2008[3]

Net asset value, beginning of period	$ 9.93	$9.04	$7.50	$11.40

Income (loss) from operations:
Net investment income	0.05	0.10	0.09	0.07
Net realized and unrealized gain (loss)	1.35	0.87	1.49	(3.97)
Total income (loss) from operations	1.40	0.97	1.58	(3.90)

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.04)	—
Total distributions	(0.10)	(0.08)	(0.04)	—

Net asset value, end of period	$11.23	$9.93	$9.04	$7.50
Total return[4]	14.22%	10.73%	21.15%	(34.21)%

Net assets, end of period (000s)	$980	$845	$79	$66

Ratios to average net assets:
Gross expenses	1.35%[5]	1.30%	2.39%	4.35%[5]
Net expenses[6,7]	1.05 [5]	1.05	1.05	1.05 [5]
Net investment income	0.90 [5]	1.08	1.15	1.15 [5]

Portfolio turnover rate	40%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period April 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008[3]

Net asset value, beginning of period	$ 9.92	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.07	0.11	0.11	0.08
Net realized and unrealized gain (loss)	1.35	0.85	1.50	(3.97)
Total income (loss) from operations	1.42	0.96	1.61	(3.89)

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.13)	(0.10)	(0.06)	—

Net asset value, end of period	$11.21	$9.92	$9.06	$7.51
Total return[4]	14.43%	10.66%	21.56%	(34.12)%

Net assets, end of period (000s)	$48	$24	$101	$66

Ratios to average net assets:
Gross expenses	1.09%[5]	1.16%	2.13%	4.12%[5]
Net expenses[6,7]	0.80 [5]	0.80	0.80	0.80 [5]
Net investment income	1.21 [5]	1.20	1.37	1.40 [5]

Portfolio turnover rate	40%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period April 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust, Inc. (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$577,391,192	—	—	$577,391,192
Short-term investments†	—	$4,627,000	—	4,627,000
Total investments	$577,391,192	$4,627,000	—	$582,018,192

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	19

arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays a management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS, FI, and I did not exceed 0.80%, 1.05% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended May 31, 2011, fees forgone and/or expenses reimbursed amounted to $13,070.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	21

time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$226,168,987
Sales	243,364,408

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$86,946,385
Gross unrealized depreciation	(10,720,020)
Net unrealized appreciation	$76,226,365

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service fees are accrued daily and paid monthly.

For the six months ended May 31, 2011, class specific expenses were as follows:

	Service Fees	Transfer Agent Fees
Class IS	—	$3,798
Class FI	$1,185	1,401
Class I	—	48
Total	$1,185	$5,247

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2011, class specific fees forgone and/or expense reimbursements were as follows:

Fees Forgone/Expense Reimbursements
Class IS	$11,606
Class FI	1,416
Class I	48
Total	$13,070

6. Distributions to shareholders by class

	Six Months Ended May 31, 2011	Year Ended November 30, 2010
Net Investment Income:
Class IS	$6,990,803	$5,499,145
Class FI	8,892	661
Class I	313	233
Total	$7,000,008	$5,500,039

7. Shares of beneficial interest

At May 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2011		Year Ended November 30, 2010
	Shares	Amount	Shares	Amount
Class IS
Shares sold	2,262,097	$24,573,096	8,541,803	$79,231,539
Shares issued on reinvestment	668,976	6,990,803	590,037	5,499,145
Shares repurchased	(4,380,761)	(47,485,235)	(11,691,414)	(108,910,869)
Net decrease	(1,449,688)	$(15,921,336)	(2,559,574)	$(24,180,185)

Class A1
Shares repurchased	—	—	(8,772)	$(79,211)
Net decrease	—	—	(8,772)	$(79,211)

Class C1
Shares repurchased	—	—	(8,772)	$(78,684)
Net decrease	—	—	(8,772)	$(78,684)

Class FI
Shares sold	3,601	$38,597	293,449	$2,756,241
Shares issued on reinvestment	850	8,892	—	—
Shares repurchased	(2,331)	(25,914)	(217,085)	(2,095,878)
Net increase	2,120	$21,575	76,364	$660,363

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Semi-Annual Report	23

	Six Months Ended May 31, 2011		Year Ended November 30, 2010
	Shares	Amount	Shares	Amount
Class R1
Shares repurchased	—	—	(8,772)	$(79,123)
Net decrease	—	—	(8,772)	$(79,123)

Class I
Shares sold	1,914	$20,904	—	—
Shares issued on reinvestment	30	313	25	$232
Shares repurchased	—	—	(8,772)	(79,386)
Net increase (decrease)	1,944	$21,217	(8,747)	$(79,154)

[1]	On December 9, 2009, Class A, Class C and Class R shares were fully redeemed.

8. Capital loss carryforward

As of November 30, 2010, the Fund had a net capital loss carryforward of approximately $60,100,963 which expires in 2017. This amount will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees

Legg Mason Batterymarch U.S. Large Cap Equity Fund	25

of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2010. The Fund performed better than the median for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. The Trustees then

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Batterymarch were committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of three institutional large-cap core enhanced index funds, one institutional large-cap value enhanced index fund and one institutional large-cap growth enhanced index fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper

Legg Mason Batterymarch U.S. Large Cap Equity Fund	27

consisting of all institutional enhanced index large-cap core funds, large-cap value funds and large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the other funds in the Expense Group and the Expense Universe were classified as institutional funds, whereas, the Fund is a more retail oriented fund. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

28	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011125 7/11 SR11-1406

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 25, 2011